

allegiant®

Earnings Call

1Q25

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize.

Greg Anderson

Chief Executive Officer and President



Strong operational execution and customer loyalty



Controllable Completion Rate
1Q24 vs 1Q25
+0.2 pts
99.7%
99.9%
1Q24
1Q25



Total Passengers (millions)
First Quarter Trends
1.4
1.4
1.7
1.8
2.0
2.2
2.6
2.8
3.3
3.4
3.2
2.3
3.7
4.1
4.1
4.4
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25

- **Delivered an outstanding controllable completion rate of 99.9%**
  Up 0.2 pts year-over-year on 32k departures, a 14% increase
- **More than 4.4 million passengers flew Allegiant in 1Q25**
  A new first-quarter record
- **75% of our passengers were repeat customers, a strong signal of brand loyalty**
  Driven by value, reliability, and nonstop convenience
- **Reported an airline-only operating margin of 9.1% (GAAP)**
  Up 5.3 pts year-over-year
- **Adjusted airline-only operating margin of 9.3%[1]**
  Up 3.1 pts year-over-year

(1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation to the most comparable GAAP measure.

allegiant

Built to adapt, positioned to outperform

Responsive Capacity Management

- **Capacity plan dialed up in January** to support strong expected demand and available crews/aircraft
- **Dialed down capacity in shoulder/off-peak periods** as macro softness emerged but appears to have stabilized in recent weeks
- **Tactically adjusting flying to protect margins** and expect FY25 to be solidly profitable, even at recent lower levels of demand

The Allegiant Model: Built for Resilience

1. **Minimal competitive overlap**
   Nonstop domestic network limits head-to-head competition
2. **Tactical utilization**
   ~6–8 hours/day flying to optimize profitability without chasing volume
3. **Fleet ownership strategy**
   Enhances abilities to adjust capacity and provides fleet flexibility
4. **Industry-leading unit costs**
   Cost structure aligned to deliver the fares that leisure travelers value most

Executing the plan, strengthening the core

Driving Margin Expansion

- Peak utilization up 20% YoY, approaching 2019 levels
- TRASM remains healthy during peaks
- Allegiant Extra expanded to over half the fleet and continues to maintain its TRASM premium
- Commercial system enhancements help drive ancillary revenue per passenger to a record $79.28

Fleet Strategy

- 737 MAX aircraft outperforming expectations both operationally and financially
- In-service MAX fleet now at nine aircraft
- Significant embedded value in owned fleet; value expected to grow with MAX ramp
- Fleet ownership = lower fixed costs, more capacity flexibility

Enabling Long-Term Success

- $20M+ in structural costs savings actioned
- Targeted workforce and tech productivity gains underway
- Sunseeker performance beat expectations, divesture process remains on track for summer
- Continued focus on balance sheet strength and core airline opportunities

Allegiant's unique model, disciplined execution, and committed team position us to perform in any environment

allegiant

Drew Wells

Senior Vice President, Chief Commercial Officer



allegiant

Tactical execution in a shifting demand environment

Aircraft Utilization (Block Hours/aircraft-days)
1Q24 - 1Q25


+19% yoy
6.3
6.6
6.0
6.3
7.5
1Q24
2Q24
3Q24
4Q24
1Q25

- **Finished first quarter with $668 million in airline revenue**
  Up ~6% year-over-year
- **First quarter TRASM was 12.29 cents, in line with our expectations**
  Down 7.1% year-over-year
- **Total ASMs grew by 14% year-over-year**
  On a 1.6% year-over-year stage length increase
- **Maximizing peak flying with 74% of 1Q capacity flown in peak days**
  Thursday, Friday, Sunday, and Monday
- **Cut May through August capacity by more than 7.5 points**
  Roughly two-thirds came from cuts to off-peak days of week
- **Second quarter capacity is expected to be up ~15.5% year-over-year**
  Six to seven points less than our expectations in our previous earnings call

Robert Neal

Senior Vice President, Chief Financial Officer



Continued momentum for earnings growth

Consolidated, Adjusted Diluted Earnings Per Share[1]
1Q24 vs 1Q25



+1.24
$1.81
$0.57
1Q24
1Q25

Airline Only, Adjusted Diluted Earnings Per Share[1]
1Q24 vs 1Q25



+1.03
$2.11
$1.08
1Q24
1Q25

- **GAAP consolidated net income of $32.1 million in 1Q25**
  Resulting in earnings per share (EPS) of $1.73
- **Delivered consolidated adjusted net income of $33.4 million[1] in 1Q25**
  Resulting in adjusted earnings per share (EPS) of $1.81[1]
- **Airline segment reported adjusted net income of $39.0 million[1]**
  Yielding adjusted airline-only EPS of $2.11[1] for the quarter
- **Airline segment reported adjusted EBITDA of $121 million[1]**
  Yielding an adjusted airline-only EBITDA margin of 18.1%[1] for the quarter
- **First quarter fuel cost averaged $2.61 per gallon**
  In line with expectations
- **Adjusted airline non-fuel unit costs (CASM-ex) were 8.07 cents**
  Down 9.0% year-over-year, inclusive of our flight attendant CBA

(1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors

allegiant

Strengthening liquidity and deleveraging for future growth

Net Leverage (Net Debt / Adj. EBITDA)
1Q24 - 1Q25


3.4x
3.8x
4.1x
3.2x
2.6x
1Q24
2Q24
3Q24
4Q24
1Q25

- **We ended the year with $1.2 billion in available liquidity**
  Including $906 million in cash and investments and $275 million in revolver capacity
- **Strong liquidity position, with cash & equivalents at 37% TTM revenues**
  Among the highest liquidity ratios in the industry
- **Net leverage improved from the end of the year, to 2.6x**
  Debt repayment during the quarter was $280 million, inclusive of $245 million in prepayments, and $34 million in scheduled debt payments
- **We expect to continue to see leverage reduce throughout the year**
  Supported by moderated CapEx, reduced operating expenses, and assuming finalized plans for a Sunseeker transaction in the coming months

allegiant

Airline-only outlook summary

Second Quarter Airline-Only Guidance	2Q25
System ASMs – y/y change	~15.0%
Scheduled service ASMs – y/y change	~15.5%
Fuel cost per gallon	$2.40
Operating margin, excluding special charges	6.0% - 8.0%
Airline-only earnings per share, excluding special charges[1]	$0.50 - $1.50

Full-Year Airline-Only CapEx	FY 2025
Aircraft-related capital expenditures [2] (millions)	$260 to $280
Capitalized deferred heavy maintenance (millions)	$50 to $70
Other airline capital expenditures (millions)	$95 to $115
Recurring principal payments (millions) [3]	$165 to $175

Full-Year Airline-Only	FY 2025
Interest Expense [4] (millions)	$150 to $160
Capitalized Interest [5] (millions)	($15) to ($25)
Interest Income (millions)	$30 to $40

(1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in the earnings release.
(2) Aircraft-related capital expenditures includes the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft. Estimated capital expenditures are based on management's best estimate around aircraft deliveries, which differs from our contractual obligations.
(3) Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft.
(4) Includes consolidated gross interest expense attributable to both the airline segment and the Sunseeker resort segment.
(5) Includes capitalized interest related to pre-delivery deposits on new aircraft.

allegiant

Consolidated & Sunseeker outlook summary

Second Quarter Consolidated Guidance	2Q25
Consolidated earnings per share, excluding special charges [1]	$0.00 - $1.00

Second Quarter Sunseeker Guidance	2Q25
EBITDA, excluding special charges [1] (millions)	~($1)
Depreciation expense (millions)	~$3
Occupancy rate	~55%
Average daily rate [2]	~$225

(1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in the earnings release.

(2) Average daily rate does not include a nightly resort fee of $30.

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Q&A


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Appendix

Non-GAAP Financial Measures Reconciliation

Reconciliation of adjusted operating income, adjusted operating margin, adjusted interest expense, and adjusted income before income taxes (millions)	Three Months Ended March 31, 2025								
	Consolidated			Airline			Sunseeker		
	GAAP	Adjustments[2][3]	Adjusted (Non-GAAP)[1]	GAAP	Adjustments[2]	Adjusted (Non-GAAP)[1]	GAAP	Adjustments[2][3]	Adjusted (Non-GAAP)[1]
Total operating revenues	$ 699.1	$ —	$ 699.1	$ 668.4	$ —	$ 668.4	$ 30.7	$ —	$ 30.7
Total operating expenses	634.1	1.6	635.6	607.5	(1.4)	606.1	26.5	2.9	29.5
Operating income (loss)	$ 65.0	$ (1.6)	$ 63.4	$ 60.9	$ 1.4	$ 62.2	$ 4.2	$ (2.9)	$ 1.2
Operating margin (percent)	9.3		9.1	9.1		9.3	13.5		3.9
Interest expense	$ 40.8	$ (3.4)	$ 37.4	$ 28.9	$ —	$ 28.9	$ 11.8	$ (3.4)	$ 8.4
INCOME BEFORE INCOME TAXES	$ 41.9	$ 1.9	$ 43.8	$ 49.6	$ 1.4	$ 51.0	$ (7.7)	$ 0.5	$ (7.2)

1. Denotes non-GAAP figure
2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (accelerated depreciation on airframes identified for early retirement) and damages to Sunseeker Resort (charges due to weather events, net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges.
3. In first quarter 2025, the Company incurred a $3.4M non-operating loss on the extinguishment of debt secured by Sunseeker Resort which is being added back, where appropriate, in our adjusted results.

* Note that amounts may not recalculate due to rounding

allegiant

Non-GAAP Financial Measures Reconciliation

	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024	
	Amount	Per Share	Amount	Per Share
Reconciliation of adjusted consolidated earnings per share and adjusted consolidated net income (millions except share and per share amounts)				
Net income (loss) as reported (GAAP)	$ 32.1		$ (0.9)	
Less: Net income allocated to participating securities	(0.8)		(0.4)	
Net income attributable to common stock (GAAP)	$ 31.3	$ 1.73	$ (1.3)	$ (0.07)
Plus: Net income allocated to participating securities	0.8	0.05	0.4	0.02
Plus: Loss on extinguishment of debt[3]	3.4	0.20	—	—
Plus (minus): Special charges, net of (recoveries)[2]	(1.6)	(0.09)	13.1	0.74
Minus: Income tax effect of adjustments above	(0.5)	(0.03)	(1.8)	(0.10)
Adjusted net income[1]	$ 33.4		$ 10.4	
Less: Adjusted consolidated net income allocated to participating securities	(0.9)	(0.05)	(0.4)	(0.02)
Adjusted net income attributable to common stock[1]	$ 32.5	$ 1.81	$ 10.0	$ 0.57
Shares used for diluted computation (thousands)		18,022		17,669

1. Denotes non-GAAP figure.
2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (accelerated depreciation on airframes identified for early retirement) and damages to Sunseeker Resort (charges due to weather events, net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges.
3. In first quarter 2025, the Company incurred a $3.4M non-operating loss on the extinguishment of debt secured by Sunseeker Resort which is being added back, where appropriate, in our adjusted results.

* Note that amounts may not recalculate due to rounding

allegiant

Non-GAAP Financial Measures Reconciliation

	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024	
	Amount	Per Share	Amount	Per Share
Reconciliation of adjusted airline-only earnings per share and adjusted airline-only net income (millions except share and per share amounts)				
Net income (loss) as reported (GAAP)	$ 32.1		$ (0.9)	
Less: Net income allocated to participating securities	(0.8)		(0.4)	
Net income attributable to common stock (GAAP)	$ 31.3	$ 1.73	$ (1.3)	$ (0.07)
Plus: Net income allocated to participating securities	0.8	0.05	0.4	0.02
Plus: Sunseeker loss before income taxes	7.7	0.43	13.9	0.78
Plus: Special charges, net of recoveries[2]	1.4	0.08	14.9	0.85
Minus: Income tax effect of adjustments above	(2.2)	(0.12)	(8.1)	(0.46)
Adjusted airline-only net income[1]	$ 39.0		$ 19.8	
Less: Adjusted airline-only net income allocated to participating securities	(1.0)	(0.06)	(0.7)	(0.04)
Adjusted airline-only net income attributable to common stock[1]	$ 38.0	$ 2.11	$ 19.1	$ 1.08
Shares used for diluted computation (thousands)		18,022		17,669

1. Denotes non-GAAP figure.
2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (accelerated depreciation on airframes identified for early retirement) and damages to Sunseeker Resort (charges due to weather events, net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges.

* Note that amounts may not recalculate due to rounding

allegiant